EXHIBIT 99.9

GSAA-05-02 2A3 Investor Run
Libor Forward Curve

            |X|   Specified Prepayment Assumptions are applied
            |X|   1-month and 6-month Forward LIBOR curves (as of close on Jan
                  10, 2005) are used
            |X|   50% loss severity
            |X|   There is a 6 month lag in recoveries
            |X|   Priced to maturity with collateral losses calculated through the life of the applicable bond
            |X|   100% advancing and Loss Trigger failed from day one

------------------------------------------------------------------------------------------------------------------------------------
                                                    First Dollar of Loss             LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          19.39                      20.02                       26.66
50% Pricing Speed     Yield (%)                                       4.8671                     4.4520                      0.0031
                      WAL                                               7.82                       9.29                       14.32
                      Modified Duration                                 6.48                       6.49                        5.12
                      Principal Window                         Mar10 - Jun33              Mar10 - Jul21               Jul08 - Jul14
                      Principal Writedown                   29,213.39 (0.06%)       3,898,890.38 (7.97%)      18,424,802.74 (37.67%)
                      Total Collat Loss               144,459,345.70 (29.02%)    146,637,318.23 (29.45%)     165,767,499.99 (33.30%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          26.99                      27.51                       31.48
                      Yield (%)                                       4.4871                     4.0731                      0.0085
100% Pricing Speed    WAL                                               4.54                       5.35                       11.08
                      Modified Duration                                 4.09                       4.10                        4.15
                      Principal Window                         Jan08 - Oct24              Jan08 - Aug16               Feb08 - Mar13
                      Principal Writedown                    9,448.35 (0.02%)       1,711,251.63 (3.50%)      13,239,652.93 (27.07%)
                      Total Collat Loss               121,318,334.09 (24.37%)    122,704,130.67 (24.65%)     132,634,823.51 (26.64%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          35.87                      36.30                       39.71
                      Yield (%)                                       4.2318                     3.8225                      0.0009
150% Pricing Speed    WAL                                               3.01                       3.42                        6.42
                      Modified Duration                                 2.81                       2.81                        2.86
                      Principal Window                         Jan07 - Apr18              Jan07 - Sep13               Feb07 - May11
                      Principal Writedown                    8,974.33 (0.02%)         934,417.83 (1.91%)       7,871,777.02 (16.09%)
                      Total Collat Loss               111,921,320.44 (22.48%)    112,832,568.36 (22.66%)     119,837,119.38 (24.07%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          31.27                      31.75                       35.44
35 CPR                Yield (%)                                       4.3487                     3.9300                      0.0008
                      WAL                                               3.66                       4.27                        8.64
                      Modified Duration                                 3.36                       3.37                        3.42
                      Principal Window                         Jun07 - Aug20              Jun07 - Dec14               Jul07 - Mar12
                      Principal Writedown                   12,743.35 (0.03%)       1,255,943.00 (2.57%)      10,080,146.20 (20.61%)
                      Total Collat Loss               115,714,834.42 (23.24%)    116,847,722.15 (23.47%)     125,175,203.99 (25.14%)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
1 Month Libor       6 Month Libor
--------------------------------------
            2.54474           2.92381
            2.70751           3.06007
            2.86330           3.17322
            3.01566           3.26985
            3.11762           3.36013
            3.21035           3.44074
            3.29979           3.52533
            3.37993           3.59389
            3.46254           3.65424
            3.53646           3.71201
            3.59201           3.76775
            3.73911           3.81652
            3.69566           3.84249
            3.74916           3.88385
            3.80766           3.91434
            3.85206           3.94106
            3.87462           3.96569
            3.89392           3.99036
            3.91985           4.01707
            3.94516           4.04555
            3.96797           4.06899
            3.99356           4.09297
            4.02261           4.11681
            4.05498           4.13562
            4.08038           4.15308
            4.09412           4.17129
            4.10745           4.18833
            4.12447           4.20759
            4.14044           4.22905
            4.15852           4.25151
            4.17980           4.27618
            4.20046           4.30027
            4.22262           4.32445
            4.24690           4.35191
            4.27273           4.37692
            4.30046           4.40247
            4.32549           4.42911
            4.34951           4.45297
            4.37599           4.47795
            4.40009           4.50321
            4.42407           4.52702
            4.44927           4.55273
            4.47245           4.57513
            4.49637           4.59988
            4.52026           4.62329
            4.54322           4.65003
            4.56783           4.67472
            4.58977           4.70132
            4.61752           4.72700
            4.64315           4.75116
            4.66997           4.77565
            4.69376           4.79578
            4.71731           4.81692
            4.73962           4.83667
            4.75986           4.85278
            4.78058           4.87076
            4.79675           4.88707
            4.81413           4.90596
            4.82984           4.92452
            4.84292           4.94565
            4.86430           4.96395
            4.88403           4.98333
            4.90470           5.00228
            4.92364           5.01820
            4.94339           5.03425
            4.95873           5.05001
            4.97516           5.06245
            4.99084           5.07728
            5.00353           5.08922
            5.01664           5.10239
            5.02940           5.11621
            5.03871           5.13148
            5.05587           5.14597
            5.06984           5.16071
            5.08441           5.17550
            5.09899           5.18907
            5.11412           5.20370
            5.12667           5.21573
            5.14029           5.22722
            5.15306           5.24011
            5.16472           5.25082
            5.17769           5.26365
            5.18787           5.27734
            5.19793           5.28881
            5.21238           5.30182
            5.22413           5.31577
            5.23792           5.32766
            5.25197           5.33918
            5.26230           5.35044
            5.27433           5.36229
            5.28729           5.37395
            5.29693           5.38338
            5.30758           5.39332
            5.31816           5.40502
            5.32810           5.41729
            5.33858           5.42794
            5.34973           5.43906
            5.36097           5.45148
            5.37367           5.46241
            5.38575           5.47319
            5.39525           5.48141
            5.40544           5.49090
            5.41594           5.49960
            5.42420           5.50714
            5.43348           5.51420
            5.43999           5.52364
            5.44783           5.53188
            5.45487           5.54036
            5.46367           5.55024
            5.47185           5.55847
            5.48312           5.56810
            5.49049           5.57602
            5.49923           5.58423
            5.50852           5.59185
            5.51527           5.59916
            5.52370           5.60744
            5.53125           5.61353
            5.53795           5.62199
            5.54468           5.62919
            5.55187           5.63764
            5.56029           5.64589
            5.56714           5.65334
            5.57686           5.66311
            5.58342           5.66855
            5.59173           5.67688
            5.59913           5.68371
            5.60569           5.68915
            5.61393           5.69582
            5.61816           5.70134
            5.62594           5.70747
            5.63153           5.71281
            5.63615           5.71978
            5.64269           5.72601
            5.64883           5.73293
            5.65411           5.74011
            5.66087           5.74765
            5.66864           5.75685
            5.67432           5.76331
            5.68237           5.77160
            5.69001           5.78071
            5.69733           5.78761
            5.70697           5.79613
            5.71357           5.80369
            5.72231           5.81303
            5.73226           5.82125
            5.73896           5.83025
            5.74779           5.83789
            5.75567           5.84512
            5.76381           5.85317
            5.77069           5.85879
            5.77931           5.86566
            5.78423           5.87216
            5.79082           5.87905
            5.79784           5.88800
            5.80211           5.89782
            5.80873           5.90557
            5.82004           5.91366
            5.82966           5.92191
            5.84037           5.92716
            5.84947           5.93004
            5.85304           5.93062
            5.85790           5.93152
            5.86171           5.93023
            5.86029           5.92570
            5.85944           5.92282
            5.85676           5.92106
            5.85168           5.91975
            5.84605           5.91774
            5.84459           5.91654
            5.84500           5.91690
            5.84676           5.91715
            5.84697           5.91573
            5.84468           5.91185
            5.84373           5.90933
            5.84212           5.90654
            5.83938           5.90218
            5.83642           5.89734
            5.83106           5.89325
            5.82713           5.88970
            5.82309           5.88670
            5.81871           5.88296
            5.81534           5.87991
            5.81373           5.87864
            5.80931           5.87367
            5.80726           5.87195
            5.80416           5.86875
            5.80064           5.86470
            5.79887           5.86200
            5.79347           5.85646
            5.79229           5.85479
            5.78863           5.85060
            5.78464           5.84817
            5.78250           5.84469
            5.77809           5.84141
            5.77644           5.84009
            5.77283           5.83595
            5.77095           5.83315
            5.76547           5.82878
            5.76378           5.82659
            5.76094           5.82406
            5.75636           5.81894
            5.75411           5.81579
            5.75084           5.81199
            5.74714           5.80901
            5.74516           5.80530
            5.73962           5.80085
            5.73703           5.79898
            5.73432           5.79617
            5.73189           5.79404
            5.72722           5.78925
            5.72488           5.78641
            5.72150           5.78333
            5.71772           5.77862
            5.71563           5.77523
            5.71041           5.77029
            5.70761           5.76779
            5.70509           5.76437
            5.69996           5.76150
            5.69763           5.75829
            5.69429           5.75483
            5.69132           5.75216
            5.68745           5.74817
            5.68564           5.74468
            5.67945           5.73953
            5.67706           5.73665
            5.67443           5.73353
            5.67000           5.72976
            5.66657           5.72583
            5.66352           5.72228
            5.65918           5.71860
            5.65660           5.71593
            5.65340           5.71261
            5.64853           5.70761
            5.64554           5.70452
            5.64242           5.70163
            5.63878           5.69712
            5.63552           5.69151
            5.63061           5.68681
            5.62756           5.68189
            5.62453           5.67649
            5.61797           5.67045
            5.61151           5.66449
            5.60794           5.66041
            5.60046           5.65379
            5.59556           5.64907
            5.59095           5.64393
            5.58437           5.63823
            5.58016           5.63421
            5.57504           5.62820
            5.56969           5.62375
            5.56496           5.61886
            5.56071           5.61480
            5.55608           5.61036
            5.55049           5.60569
            5.54795           5.60374
            5.54246           5.59807
            5.53929           5.59512
            5.53526           5.59167
            5.53098           5.58723
            5.52840           5.58416
            5.52268           5.57861
            5.52058           5.57674
            5.51752           5.57317
            5.51300           5.57038
            5.51077           5.56724
            5.50659           5.56442
            5.50505           5.56352
            5.50185           5.56017
            5.50037           5.55818
            5.49573           5.55492
            5.49465           5.55371
            5.49270           5.55242
            5.48926           5.54882
            5.48807           5.54751
            5.48610           5.54540
            5.48387           5.54382
            5.48336           5.54241
            5.47970           5.54099
            5.47915           5.54031
            5.47783           5.53925
            5.47702           5.53914
            5.47550           5.53748
            5.47573           5.53720
            5.47319           5.53575
            5.47288           5.53490
            5.47308           5.53498
            5.47133           5.53476
            5.47178           5.53468
            5.47151           5.53428
            5.47012           5.53486
            5.47133           5.53597
            5.47184           5.53594
            5.47080           5.53605
            5.47153           5.53710
            5.47282           5.53907
            5.47256           5.53794
            5.47323           5.53659
            5.47445           5.53573
            5.47496           5.53370
            5.47681           5.53104
            5.47223           5.52630
            5.46843           5.52380
            5.46629           5.52189
            5.46285           5.51905
            5.45917           5.51523
            5.45607           5.51236
            5.45346           5.51037
            5.45050           5.50728
            5.44804           5.50356
            5.44414           5.50140
            5.44209           5.49884
            5.44045           5.49708
            5.43728           5.49492
            5.43439           5.49264
            5.43437           5.49214
            5.43037           5.48953
            5.42982           5.48888
            5.42847           5.48701
            5.42565           5.48523
            5.42502           5.48489
            5.42365           5.48300
            5.42201           5.48203
            5.42092           5.48121
            5.42033           5.48173
            5.41945           5.47991
            5.41789           5.47944
            5.41808           5.48035
            5.41716           5.47930
            5.41798           5.47962
            5.41567           5.47882
            5.41674           5.47980
            5.41712           5.48092
            5.41598           5.47965
            5.41700           5.48014
            5.41733           5.48036
            5.41737           5.48156
            5.41918           5.48200
            5.41784           5.48223
            5.41900           5.48457
            5.42030           5.48619
            5.42217           5.48886
            5.42211           5.48867
            5.42418           5.49109
            5.42561           5.49331
            5.42672           5.49386
            5.42964           5.49581
            5.42936           5.49673
            5.43241           5.50014
            5.43489           5.50207
            5.43533           5.50513
            5.43828           5.50798
            5.44060           5.51065
            5.44348           5.51438
            5.44567           5.51645
            5.44971           5.51994
            5.45094           5.52215
            5.45421           5.52423
            5.45817           5.52704
            5.46012           5.52925
            5.46409           5.53094
            5.46593           5.53199

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA-05-02 2A3 Investor Run
Libor + 200

                  |X|   Specified Prepayment Assumptions are applied
                  |X|   1-month and 6-month Forward LIBOR curves (as of close on
                        Jan 10, 2005) are used
                  |X|   50% loss severity
                  |X|   There is a 6 month lag in recoveries
                  |X|   Priced to maturity with collateral losses calculated
                        through the life of the applicable bond
                  |X|   100% advancing and Loss Trigger failed from day one

------------------------------------------------------------------------------------------------------------------------------------
                                                    First Dollar of Loss             LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          16.80                      17.48                       29.16
50% Pricing Speed     Yield (%)                                       6.9346                     6.5285                      0.0062
                      WAL                                               8.63                      10.57                       14.99
                      Modified Duration                                 6.39                       6.40                        4.06
                      Principal Window                         Oct10 - Aug34              Oct10 - Jul21               Jul07 - Jul12
                      Principal Writedown                   31,984.42 (0.07%)      5,463,657.71 (11.17%)      21,059,524.98 (43.06%)
                      Total Collat Loss               135,025,083.94 (27.12%)    137,732,629.70 (27.67%)     171,744,312.86 (34.50%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          23.93                      24.50                       32.05
                      Yield (%)                                       6.5470                     6.1368                      0.0016
100% Pricing Speed    WAL                                               4.88                       5.88                       12.94
                      Modified Duration                                 4.10                       4.11                        3.64
                      Principal Window                         Apr08 - Mar23              Apr08 - Aug16               Sep07 - Nov11
                      Principal Writedown                   39,878.94 (0.08%)       2,205,315.20 (4.51%)      17,487,637.90 (35.75%)
                      Total Collat Loss               112,792,072.12 (22.66%)    114,453,989.02 (22.99%)     134,028,287.40 (26.92%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          32.91                      33.38                       38.68
                      Yield (%)                                       6.2777                     5.8739                      0.0116
150% Pricing Speed    WAL                                               3.14                       3.65                        8.63
                      Modified Duration                                  2.8                       2.81                        2.88
                      Principal Window                         Feb07 - Nov18              Feb07 - Aug13               Mar07 - Oct10
                      Principal Writedown                    7,597.29 (0.02%)       1,111,804.92 (2.27%)      12,455,974.89 (25.47%)
                      Total Collat Loss               105,482,433.66 (21.19%)    106,529,158.26 (21.40%)     117,774,693.15 (23.66%)
------------------------------------------------------------------------------------------------------------------------------------
                      CDR (%)                                          28.20                      28.72                       34.35
35 CPR                Yield (%)                                       6.3994                     5.9913                      0.0021
                      WAL                                               3.87                       4.61                       11.83
                      Modified Duration                                 3.37                       3.38                        3.45
                      Principal Window                         Aug07 - Jul20              Aug07 - Dec14               Sep07 - Jul11
                      Principal Writedown                   20,317.36 (0.04%)       1,536,664.75 (3.14%)      15,956,472.74 (32.62%)
                      Total Collat Loss               108,209,445.99 (21.74%)    109,523,570.30 (22.00%)     122,811,168.20 (24.67%)
------------------------------------------------------------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Excess Spread
Assumptions: 100% Pricing Speed, Run to Maturity, 5 CDR, 50% Severity and Libor forward curve

-----------------------------------------------------
       Period               Date       Excess Spread
-----------------------------------------------------
            1            2/25/05            3.78172%
            2            3/25/05            3.67654%
            3            4/25/05            2.88457%
            4            5/25/05            2.94115%
            5            6/25/05            2.64296%
            6            7/25/05            2.75589%
            7            8/25/05            2.46909%
            8            9/25/05            2.38945%
            9           10/25/05            2.50880%
           10           11/25/05            2.23279%
           11           12/25/05            2.37648%
           12            1/25/06            2.03225%
           13            2/25/06            2.06445%
           14            3/25/06            2.65512%
           15            4/25/06            1.94778%
           16            5/25/06            2.09736%
           17            6/25/06            1.86926%
           18            7/25/06            2.04014%
           19            8/25/06            1.80904%
           20            9/25/06            1.77551%
           21           10/25/06            2.85606%
           22           11/25/06            3.04663%
           23           12/25/06            3.26134%
           24            1/25/07            2.98193%
           25            2/25/07            2.95364%
           26            3/25/07            3.72916%
           27            4/25/07            3.78419%
           28            5/25/07            4.45657%
           29            6/25/07            4.16209%
           30            7/25/07            4.44353%
           31            8/25/07            4.14376%
           32            9/25/07            4.13290%
           33           10/25/07            4.56336%
           34           11/25/07            4.30990%
           35           12/25/07            4.59785%
           36            1/25/08            4.28763%
           37            2/25/08            4.27718%
           38            3/25/08            4.89184%
           39            4/25/08            4.41735%
           40            5/25/08            4.77581%
           41            6/25/08            4.46792%
           42            7/25/08            4.77628%
           43            8/25/08            4.46678%
           44            9/25/08            4.46652%
           45           10/25/08            4.89220%
           46           11/25/08            4.62835%
           47           12/25/08            4.95389%
           48            1/25/09            4.64278%
           49            2/25/09            4.64634%
           50            3/25/09            5.69216%
           51            4/25/09            4.76750%
           52            5/25/09            5.15987%
           53            6/25/09            4.84895%
           54            7/25/09            5.20390%
           55            8/25/09            4.89670%
           56            9/25/09            4.92329%
           57           10/25/09            5.37473%
           58           11/25/09            5.10890%
           59           12/25/09            5.49486%
           60            1/25/10            5.19651%
           61            2/25/10            5.23785%
           62            3/25/10            6.41245%
           63            4/25/10            5.31573%
           64            5/25/10            5.86754%
           65            6/25/10            5.54881%
           66            7/25/10            5.95915%
           67            8/25/10            5.64526%
           68            9/25/10            5.70100%
           69           10/25/10            6.20565%
           70           11/25/10            5.93702%
           71           12/25/10            6.39005%
           72            1/25/11            6.09648%
           73            2/25/11            6.17948%
           74            3/25/11            6.88175%
           75            4/25/11            5.81040%
           76            5/25/11            6.32824%
           77            6/25/11            6.03623%
           78            7/25/11            6.54044%
           79            8/25/11            6.26132%
           80            9/25/11            6.38946%
           81           10/25/11            7.00154%
           82           11/25/11            6.76928%
           83           12/25/11            7.34744%
           84            1/25/12            7.09718%
           85            2/25/12            7.30346%
           86            3/25/12            8.43312%
           87            4/25/12            7.85315%
           88            5/25/12            8.60332%
           89            6/25/12            8.44255%
           90            7/25/12            9.21497%
           91            8/25/12            9.09169%
           92            9/25/12            9.46266%
           93           10/25/12           10.42255%
           94           11/25/12           10.40533%
           95           12/25/12           11.39271%
           96            1/25/13           11.40339%
           97            2/25/13           11.97340%
           98            3/25/13           14.37854%
           99            4/25/13           13.49090%
          100            5/25/13           14.98793%
          101            6/25/13           15.37792%
          102            7/25/13           17.08688%
          103            8/25/13           17.68959%
          104            9/25/13           19.07626%
          105           10/25/13           21.44532%
          106           11/25/13           22.42486%
          107           12/25/13           24.97825%
          108            1/25/14           26.22594%
          109            2/25/14           28.67223%
          110            3/25/14           35.02326%
          111            4/25/14           35.42644%
          112            5/25/14           41.47716%
          113            6/25/14           46.20644%
          114            7/25/14           56.26690%
          115            8/25/14           66.29607%
          116            9/25/14           84.74421%
          117           10/25/14          121.69419%
          118           11/25/14          192.43966%
          119           12/25/14          539.23964%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Excess Spread
Assumptions: 100% Pricing Speed, Run to Maturity, 5 CDR, 50% Severity and Libor + 200

-----------------------------------------------------
       Period               Date       Excess Spread
-----------------------------------------------------
            1            2/25/05            1.80818%
            2            3/25/05            1.81001%
            3            4/25/05            1.01098%
            4            5/25/05            1.07167%
            5            6/25/05            0.77106%
            6            7/25/05            0.88815%
            7            8/25/05            0.63681%
            8            9/25/05            0.55491%
            9           10/25/05            0.66047%
           10           11/25/05            0.39904%
           11           12/25/05            0.52007%
           12            1/25/06            0.21380%
           13            2/25/06            0.22953%
           14            3/25/06            0.75432%
           15            4/25/06            0.13293%
           16            5/25/06            0.22900%
           17            6/25/06            0.07830%
           18            7/25/06            0.16147%
           19            8/25/06            0.04708%
           20            9/25/06            0.04023%
           21           10/25/06            0.88413%
           22           11/25/06            1.05228%
           23           12/25/06            1.25668%
           24            1/25/07            0.97767%
           25            2/25/07            0.94446%
           26            3/25/07            1.69376%
           27            4/25/07            1.74735%
           28            5/25/07            2.45139%
           29            6/25/07            2.13738%
           30            7/25/07            2.40315%
           31            8/25/07            2.08329%
           32            9/25/07            2.05407%
           33           10/25/07            3.27013%
           34           11/25/07            3.36852%
           35           12/25/07            3.67800%
           36            1/25/08            3.31193%
           37            2/25/08            3.28212%
           38            3/25/08            3.95139%
           39            4/25/08            3.71452%
           40            5/25/08            4.23974%
           41            6/25/08            3.86240%
           42            7/25/08            4.20322%
           43            8/25/08            3.82350%
           44            9/25/08            3.80252%
           45           10/25/08            4.29051%
           46           11/25/08            3.95835%
           47           12/25/08            4.31075%
           48            1/25/09            3.92639%
           49            2/25/09            3.90344%
           50            3/25/09            5.07720%
           51            4/25/09            3.99891%
           52            5/25/09            4.40676%
           53            6/25/09            4.01540%
           54            7/25/09            4.38041%
           55            8/25/09            3.98885%
           56            9/25/09            3.97482%
           57           10/25/09            4.42301%
           58           11/25/09            4.06834%
           59           12/25/09            4.45142%
           60            1/25/10            4.06528%
           61            2/25/10            4.05632%
           62            3/25/10            5.30063%
           63            4/25/10            4.12302%
           64            5/25/10            4.54916%
           65            6/25/10            4.15320%
           66            7/25/10            4.55093%
           67            8/25/10            4.15707%
           68            9/25/10            4.15876%
           69           10/25/10            4.62217%
           70           11/25/10            4.25586%
           71           12/25/10            4.66984%
           72            1/25/11            4.28090%
           73            2/25/11            4.28790%
           74            3/25/11            5.05909%
           75            4/25/11            3.80719%
           76            5/25/11            4.25264%
           77            6/25/11            3.84919%
           78            7/25/11            4.27607%
           79            8/25/11            3.87312%
           80            9/25/11            3.88535%
           81           10/25/11            4.37310%
           82           11/25/11            3.99489%
           83           12/25/11            4.44332%
           84            1/25/12            4.04351%
           85            2/25/12            4.06457%
           86            3/25/12            4.98301%
           87            4/25/12            4.17453%
           88            5/25/12            4.66652%
           89            6/25/12            4.26444%
           90            7/25/12            4.74612%
           91            8/25/12            4.34762%
           92            9/25/12            4.39473%
           93           10/25/12            4.94363%
           94           11/25/12            4.57115%
           95           12/25/12            5.08767%
           96            1/25/13            4.69286%
           97            2/25/13            4.75684%
           98            3/25/13            6.33802%
           99            4/25/13            4.99786%
          100            5/25/13            5.61415%
          101            6/25/13            5.26087%
          102            7/25/13            5.87817%
          103            8/25/13            5.53223%
          104            9/25/13            5.68157%
          105           10/25/13            6.38611%
          106           11/25/13            6.07915%
          107           12/25/13            6.78073%
          108            1/25/14            6.47262%
          109            2/25/14            6.69218%
          110            3/25/14            8.65692%
          111            4/25/14            7.24181%
          112            5/25/14            8.09960%
          113            6/25/14            7.84729%
          114            7/25/14            8.74903%
          115            8/25/14            8.53178%
          116            9/25/14            8.91678%
          117           10/25/14            9.99697%
          118           11/25/14            9.87488%
          119           12/25/14           11.03220%
          120            1/25/15           10.95513%
          121            2/25/15           11.63177%
          122            3/25/15           14.68348%
          123            4/25/15           13.37808%
          124            5/25/15           15.16237%
          125            6/25/15           15.54047%
          126            7/25/15           17.65492%
          127            8/25/15           18.32008%
          128            9/25/15           20.04037%
          129           10/25/15           23.08951%
          130           11/25/15           24.56307%
          131           12/25/15           28.58228%
          132            1/25/16           31.04323%
          133            2/25/16           35.52792%
          134            3/25/16           44.41486%
          135            4/25/16           49.22953%
          136            5/25/16           62.31207%
          137            6/25/16           75.43184%
          138            7/25/16          104.16171%
          139            8/25/16          152.19426%
          140            9/25/16          311.56303%

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.